UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2023

HEARTCORE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41272	87-0913420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1-2-33, Higashigotanda, Shinagawa-ku, Tokyo, Japan

(Address of principal executive offices)

+81-3-6409-6966

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HTCR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 23, 2023, HeartCore Enterprises, Inc. (the “Company”) entered into the At The Market Offering Agreement (the “Agreement”) by and between the Company and H.C. Wainwright & Co., LLC (the “Manager”), as sales agent. Pursuant to the prospectus supplement and accompanying base prospectus relating to the offering of the Shares (as defined herein), and under terms of the Agreement and the prospectus supplement and the accompanying base prospectus, filed on October 23, 2023, the Company may, from time to time, in transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”) issue and sell through or to the Manager, up to a maximum aggregate amount of $1,988,229 of shares of the Company’s common stock (the “Shares”). The issuance and sale of the Shares to or through the Manager from time to time will be effected pursuant to the Company’s effective shelf registration statement on Form S-3, as amended (File No. 333-270503), which was declared effective by the Securities and Exchange Commission on April 12, 2023 (the “Registration Statement”), and the related prospectus supplement and accompanying base prospectus relating to the offering of the Shares.

Pursuant to the terms of the Agreement, the Company may issue and sell the Shares from time to time through the Manager, acting as sales agent or principal, and the Manager agrees to use its commercially reasonable efforts to sell, the Shares on the following terms: (i) the Shares will be sold on a daily basis or otherwise as agreed to by the Company and the Manager on any day that (a) is a day on which the Nasdaq Capital Market is open for trading, (b) the Company has instructed the Manager to make such sales, and (c) the Company has satisfied its obligations as set forth in the Agreement. The Company will designate the maximum amount of the Shares to be sold by the Manager daily, if any (subject to the limitations set forth in the Agreement) and the minimum price per Share at which such Shares, if any, may be sold. The Company has no obligation to sell, and the Manager is not obligated to buy or sell, any of the Shares under the Agreement and may at any time suspend offers under the Agreement or terminate the Agreement. The offering of the Shares pursuant to the prospectus supplement and the accompanying base prospectus will terminate upon the earlier of (i) the sale of the Shares pursuant to such prospectus supplement and accompanying base prospectus having an aggregate sales price of $1,988,229, and (ii) the termination by the Company or the Manager of the Agreement pursuant to its terms.

The Manager may sell Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act. The Manager may also sell Shares in privately negotiated transactions, with the Company’s prior written approval, if so provided in the “Plan of Distribution” section of the prospectus supplement or a supplement thereto or in a new prospectus supplement disclosing the terms of such privately negotiated transaction.

Unless otherwise agreed between the Company and the Manager, settlement for sales of the Shares will occur on the second trading day (and on and after May 28, 2024, on the first trading day or any such shorter settlement cycle as may be in effect under Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended, from time to time) following the date on which any sales are made. Sales of the Shares will be settled through the facilities of The Depository Trust Company or by such other means as the Company and the Manager may agree. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

The Company will pay the Manager a cash commission of 4.0% of the gross sales price of the Shares sold by the Manager pursuant to the Agreement; provided, however, that such compensation will not apply when the Manager acts as principal, in which case the Company may sell Shares to the Manager as principal at a price agreed upon at the relevant applicable time and pursuant to a separate agreement the Company will enter into with the Manager setting forth the applicable terms. Pursuant to the terms of the Agreement, the Company also agreed to reimburse the Manager for reasonable fees and expenses of the Manager’s counsel, not to exceed $75,000, and additional amounts for due diligence update sessions conducted in connection with each such date the Company files its Quarterly Reports on Form 10-Q or its Annual Report on Form 10-K, as applicable.

The Company has the right, by giving written notice as specified in the Agreement, to terminate the Agreement in its sole discretion at any time upon 10 business days’ prior written notice. The Manager has the right, by giving written notice as specified in the Agreement, to terminate the provisions of the Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time.

The Agreement contains certain covenants, representations and warranties customary for an agreement of this type. The Company agreed to provide indemnification and contribution to the Manager against certain liabilities, including liabilities under the Securities Act.

The foregoing summaries of the offering pursuant to the Agreement, the Shares, and the Agreement, do not purport to be complete and are qualified in their entirety by reference to the Agreement. A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the opinion of Anthony L.G., PLLC relating to the validity of the Shares that may be sold pursuant to the Agreement is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy, and the Shares cannot be sold in any state or jurisdiction in which the offer, solicitation, or sale would unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, consisting of a prospectus supplement and the accompanying base prospectus, forming a part of the effective registration statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Anthony L.G., PLLC
10.1	At The Market Offering Agreement, dated October 23, 2023, by and between HeartCore Enterprises, Inc. and H.C. Wainwright & Co., LLC.
23.1	Consent of Anthony L.G., PLLC (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTCORE ENTERPRISES, INC.

Dated: October 23, 2023	By:	/s/ Sumitaka Yamamoto
	Name:	Sumitaka Yamamoto
	Title:	Chief Executive Officer